UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

PJT Partners Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 364-7800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreements with Blackstone Related to the Spin-Off

On October 1, 2015, The Blackstone Group L.P. (together with its subsidiaries, “Blackstone”) completed a previously-announced transaction pursuant to which its financial and strategic advisory services, restructuring and reorganization advisory services and Park Hill Group businesses were combined with PJT Capital LP, a global independent financial advisory firm founded by Paul J. Taubman, and the combined business was distributed to Blackstone’s unitholders to form an independent, publicly traded company called PJT Partners Inc. (the “Company” and, together with its consolidated subsidiaries, “PJT Partners”) (such transactions, collectively, the “Spin-Off”).

On October 1, 2015, in connection with the Spin-Off, the Company entered into a Separation and Distribution Agreement by and among Blackstone, Blackstone Holdings I L.P., New Advisory GP L.L.C., the Company and PJT Partners Holdings LP (the “Separation Agreement”), as well as certain ancillary agreements that set forth the principal transactions required to effect the separation of Blackstone’s financial and strategic advisory services, restructuring and reorganization advisory services and Park Hill Group business from Blackstone and provide for the allocation between PJT Partners and Blackstone of various assets, liabilities, rights and obligations (including employee benefits and tax-related assets and liabilities), and govern certain aspects of the relationship between PJT Partners and Blackstone after completion of the Spin-Off.

The ancillary agreements include:

•	an Employee Matters Agreement by and among Blackstone, Blackstone Holdings I L.P., New Advisory GP L.L.C., the Company, PJT Partners Holdings LP, PJT Capital LP and PJT Management, LLC, dated as of October 1, 2015 (the “Employee Matters Agreement”) that governs the respective rights, responsibilities and obligations of the parties from and after the Spin-Off with respect to employee-related liabilities and the respective retirement plans, annual incentive arrangements, health and welfare benefit plans and equity-based compensation plans (including the treatment of outstanding awards thereunder) of Blackstone and PJT Partners. The Employee Matters Agreement generally provides for the allocation and treatment of assets, account balances and liabilities, as applicable, arising out of incentive plans, retirement plans and employee health and welfare benefit programs in which the employees of PJT Partners participated prior to the Spin-Off;

•	a Tax Matters Agreement by and among Blackstone, Blackstone Holdings I/II GP Inc., the Company, PJT Partners Holdings LP, StoneCo IV Corporation, PJT Capital LP, PJT Management, LLC and the seller parties defined therein, dated as of October 1, 2015 (the “Tax Matters Agreement”) that sets forth the parties’ agreements with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns; and

•	a Transition Services Agreement between Blackstone Holdings I L.P. and PJT Partners Holdings LP, dated as of October 1, 2015 (the “Transition Services Agreement”), under which Blackstone has agreed to offer to provide to PJT Partners certain services, as described below, until October 1, 2017 (subject to the earlier termination of the agreement or any or all of the services provided thereunder in the circumstances set forth therein). Blackstone has agreed to offer to provide to PJT Partners certain finance, information technology, human resources and compensation, facilities, legal and compliance, external relations and public company services. PJT Partners will pay Blackstone for any such services at agreed amounts as set forth in the Transition Services Agreement. Payments will be made on a quarterly basis. In addition, from time to time during the term of the agreement, PJT Partners and Blackstone may mutually agree on additional services to be provided by Blackstone to PJT Partners at pricing based on market rates that are reasonably agreed by the parties.

Descriptions of the material terms of the Separation Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement are set forth in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Blackstone Related to the Spin-Off” in the Company’s Information Statement (the “Information Statement”) included in the Company’s Registration Statement on Form 10, as amended, which was filed on September 2, 2015 (the “Registration Statement”) and are incorporated herein by reference. The descriptions of the agreements contained therein and herein are qualified in their entirety by reference to the full text of the Separation Agreement, Employee Matters Agreement, Tax Matters Agreement and Transition Services Agreement, which are included herewith as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Revolving Credit Facility

On October 1, 2015, PJT Partners Holdings LP, as borrower (in such capacity, the “Borrower”), entered into a Loan Agreement (the “Loan Agreement”) and related documents with First Republic Bank, as lender (the “Lender”). The Loan Agreement provides for a revolving credit facility with aggregate commitments in an amount equal to $60.0 million, which aggregate commitments may be increased, on the terms and subject to the conditions set forth in the Loan Agreement, to up to $80.0 million during the period beginning December 1 each year through March 1 of the following year. The revolving credit facility will mature and the commitments thereunder will terminate on October 2, 2017, subject to extension by agreement of the Borrower and Lender.

Collateral

Indebtedness under the Loan Agreement is not guaranteed by the Company or any subsidiaries of the Borrower, but is secured by first priority liens on all accounts receivable, including placement and advisory fees, payable to the Borrower, Park Hill Group, LLC and PJT Partners LP.

Covenants

The Loan Agreement contains certain financial covenants that require the Borrower, on the terms and subject to the conditions set forth therein, to:

•	maintain minimum consolidated tangible net worth of $150.0 million;

•	comply with a maximum ratio of total indebtedness to Adjusted EBITDA (as determined in accordance with the Loan Agreement) of 2.00 to 1.00 (if Adjusted EBITDA is greater than or equal to $35.0 million); 1.50 to 1.00 (if Adjusted EBITDA is less than $35.0 million but greater than or equal to $20.0 million); and 1.00 to 1.00 (if Adjusted EBITDA is less than $20.0 million); and

•	maintain a minimum consolidated liquidity ratio of 1.25 to 1.00, calculated as the ratio of (x) the sum of cash and marketable securities plus eligible accounts receivable to (y) current liabilities.

In addition, the Loan Agreement contains a covenant that limits or restricts the ability of the Borrower (subject to certain qualifications and exceptions) to incur additional indebtedness in excess of $20.0 million.

Interest Rates and Fees

Outstanding borrowings under the revolving credit facility will accrue interest at a per annum rate of prime minus 1.0%

During an event of default, overdue principal under the revolving credit facility may bear interest at a rate 2.0% in excess of the otherwise applicable rate of interest.

In connection with the closing of the Loan Agreement, the Borrower paid the Lender certain closing costs and fees. In addition, on and after the closing date, the Borrower will also pay a commitment fee on the undrawn portion of the revolving credit facility of 0.125% per annum, payable quarterly in arrears.

This summary is qualified in its entirety by reference to the full text of the Loan Agreement, filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference, and other Loan Documents, as defined in the Loan Agreement.

Organizational and Equityholder Agreements of PJT Partners

In addition, in connection with the Spin-Off, the following agreements were entered into on October 1, 2015:

•	the Second Amended and Restated Limited Partnership Agreement of PJT Partners Holdings LP, dated as of October 1, 2015, by and among PJT Partners, as the general partner, the limited partners whose names are set forth in the books and records of PJT Partners Holdings LP and the other parties thereto (the “Second Amended and Restated Limited Partnership Agreement”);

•	the Exchange Agreement, dated as of October 1, 2015, among the Company, PJT Partners Holdings LP and the holders of partnership units from time to time party thereto (the “Exchange Agreement”);

•	the Tax Receivable Agreement, dated as of October 1, 2015, by and among the Company, PJT Partners Holdings LP and each of the limited partners from time to time party thereto (the “Tax Receivable Agreement”);

•	the Registration Rights Agreement, dated as of October 1, 2015, by and among the Company and the covered persons from time to time party thereto; and

•	the Stockholder Rights Agreement, dated as of October 1, 2015, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Stockholder Rights Agreement”).

Descriptions of the material terms of the Second Amended and Restated Limited Partnership Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Stockholder Rights Agreement are set forth in the sections entitled “Certain Relationships and Related Party Transactions—Other Agreements” and “Description of Capital Stock—Anti-Takeover Effects of Our Amended and Restated Certificate of Incorporation, Our Amended and Restated Bylaws, Our Stockholder Rights Agreement and Certain Provisions of Delaware Law” in the Information Statement included in the Company’s Registration Statement and are incorporated herein by reference. The descriptions of the agreements contained therein and herein are qualified in their entirety by reference to the full text of the Second Amended and Restated Limited Partnership Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Stockholder Rights Agreement, which are included herewith as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “—Revolving Credit Facility” of Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The description of the Stockholder Rights Agreement set forth under Item 1.01 above and the information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The Spin-Off described in the Information Statement was consummated on October 1, 2015.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointments and Resignations of Officers and Directors; Director Compensation

On October 1, 2015, Stephen A. Schwarzman resigned as Chairman and Chief Executive Officer of the Company and as a member of the Company’s board of directors; Michael S. Chae resigned as Chief Financial Officer of the Company and as a member of the Company’s board of directors; and Kathleen Skero resigned as Senior Managing Director and Secretary of the Company and ceased serving as the Company’s principal accounting officer. Effective concurrently with such resignations, Paul J. Taubman was appointed Chairman and Chief Executive Officer of the Company and Helen T. Meates was appointed Chief Financial Officer of the Company and will also serve as the Company’s principal accounting officer. Biographical information regarding Mr. Taubman, age 54, and Ms. Meates, age 53, has previously been reported on pages 114 and 116, respectively, of the Information Statement under the section entitled “Management—Directors and Executive Officers” and is incorporated herein by reference.

As previously reported in the Information Statement, on October 1, 2015, each of Paul J. Taubman, as chairman, Emily K. Rafferty, Thomas M. Ryan and Kenneth C. Whitney were appointed to the board of directors of the Company. Mr. Whitney and Ms. Rafferty serve as members of the audit committee of the board of directors, along with Dennis S. Hersch, who was previously named a member of the audit committee; Mr. Ryan and Mr. Hersch serve as members of the compensation committee of the board of directors; and Mr. Taubman, Ms. Rafferty and Mr. Ryan serve as members of the nominating/corporate governance committee of the board of directors.

As previously reported in the Information Statement, the Company’s board of directors is divided into three classes. The initial terms of the Class I, Class II and Class III directors will expire at each of the first three annual meetings of the Company’s stockholders following the consummation of the Spin-Off, respectively, and in each case, when any successor has been duly elected and qualified. Upon the expiration of each initial term, directors will subsequently serve three-year terms if renominated and reelected. The initial Class I directors are Mr. Taubman and Ms. Rafferty; the initial Class II directors are Messrs. Hersch and Ryan, and the initial Class III director is Mr. Whitney.

Each non-employee director will be entitled to receive an annual retainer in the amount of $125,000, payable in quarterly installments in arrears, in the form of cash, stock, stock-based awards or a combination thereof, as determined by such director.

On September 16, 2015, the Company approved one-time grants of restricted stock units, effective October 1, 2015, to its non-employee directors under the Omnibus Incentive Plan, representing the amount of the directors’ annual equity award for fiscal 2015. Each of the non-employee directors was granted $100,000 worth of restricted stock units based on the closing trading price per share of the Company’s Class A common stock on October 1, 2015, which corresponded to 4,762 restricted stock units per non-employee director. Such restricted stock units in respect of the one-time grant will vest annually over four years, subject to continued service as a director, and will settle on the earlier of the termination of service of such non-employee director or the fourth anniversary of the grant.

Certain Benefit Plans

Effective September 30, 2015, the Omnibus Incentive Plan was approved and adopted by the board of directors and sole stockholder of the Company and the PJT Partners Inc. 2015 Bonus Deferral Plan (the “Bonus Deferral Plan”) was approved and adopted by the board of directors of the Company. The material terms of the Omnibus Incentive Plan and the Bonus Deferral Plan are described on pages 121-126 of the Information Statement under the section entitled “Management—PJT Partners Inc. 2015 Omnibus Incentive Plan” and “Management—Bonus Deferral Plan,” respectively, and are incorporated by reference herein. The descriptions of the Omnibus Incentive Plan and the Bonus Deferral Plan contained therein and herein are qualified in their entirety by reference to the full text of the Omnibus Incentive Pan and the Bonus Deferral Plan, which are filed herewith as Exhibits 10.10 and 10.11, respectively, and incorporated herein by reference.

Partner Agreement with Paul J. Taubman

On October 9, 2014, PJT Partners Holdings LP (f/k/a New Advisory L.P.) and Paul J. Taubman entered into a letter agreement (the “CEO Agreement”), which governs the terms of Mr. Taubman’s employment from and after the consummation of the Spin-Off. The material terms of the CEO Agreement, including the compensation arrangements with Mr. Taubman and the partnership interests in PJT Partners Holdings LP acquired by Mr. Taubman upon consummation of the Spin-Off, are set forth on pages 119-121 of the Information Statement under the section entitled “Management—Executive Compensation—Actions Taken in Anticipation of Separation—Partner Agreement with Paul J. Taubman” and are incorporated herein by reference. The description of the CEO Agreement contained therein and herein is qualified in its entirety by reference to the full text of the CEO Agreement, which is filed herewith as Exhibit 10.12 and incorporated herein by reference.

Partner Agreement with Helen T. Meates

On October 1, 2015, PJT Partners Holdings LP and Helen T. Meates entered into a letter agreement (the “Partner Agreement”), which governs the terms of her employment from and after the consummation of the Spin-Off. The Partner Agreement provides for an annual draw of $350,000.

Pursuant to the Partner Agreement, Ms. Meates is generally subject to covenants of non-competition and non-solicitation of employees, consultants, clients and investors during her service to PJT Partners Holdings LP and for a period of one year following the termination of her service to PJT Partners Holdings LP in the case of the non-competition and non-solicitation of clients and investors restrictions, and two years following the termination of her service to PJT Partners Holdings LP in the case of the non-solicitation of employees and consultants restrictions (the “Restricted Period”). If Ms. Meates is terminated by PJT Partners Holdings LP without “cause” or she resigns for “good reason” (each as defined in the Partner Agreement), the foregoing periods of time during which she will be subject to the non-competition restrictions will be reduced to 90 days. Ms. Meates is also subject to perpetual covenants of confidentiality and non-disparagement.

Pursuant to the Partner Agreement, Ms. Meates acquired upon consummation of the Spin-Off, an aggregate of 100,000 unvested Founder LTIP Units in PJT Partners Holdings LP (the “Founder Units”), which are a series of LTIP Units that will participate, from issuance, in all distributions by PJT Partners Holdings LP, other than liquidating distributions, ratably, on a per unit basis, with Partnership Units and will be subject to time-based vesting.

Ms. Meates also acquired upon consummation of the Spin-Off, an aggregate of 50,000 unvested Founder Earn-Out Units in PJT Partners Holdings LP (the “Earn-Out Units”), which are a series of LTIP Units that will not participate prior to satisfying the applicable performance vesting target in any distributions by PJT Partners Holdings LP other than tax distributions. The Earn-Out Units are subject to both time and performance vesting.

Descriptions of the Founder Units and the Earn-Outs are set forth on pages 64-65 of the Information Statement under the sections entitled “The Spin-Off—Amended and Restated Limited Partnership Agreement of PJT Partners Holdings LP”, and are incorporated by reference herein. Except as described below, the Founder Units and the Earn-Out Units have the same vesting terms as Mr. Taubman’s Founder Units and Earn-Out Units, respectively, which are described on pages 119-120 of the Information Statement under the section entitled “Management—Actions Taken in Anticipation of Separation—Partner Agreement with Paul J. Taubman” and incorporated by reference herein.

If Ms. Meates’ service terminates for any reason other than her resignation without good reason or by PJT Partners Holdings LP for cause, then (i) all of Ms. Meates’ unvested Founder Units will remain outstanding and continue to vest during the Restricted Period, provided, that all Founder Units will fully vest upon the earlier of (x) the expiration of the Restricted Period, (y) the date of Ms. Meates’ death and (z) a change in control and (ii) the unvested Earn-Out Units will fully vest to the extent the applicable stock price performance conditions are met on or prior to the date of termination and, unless otherwise determined by Mr. Taubman, all remaining unvested Earn-Out Units will be forfeited.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On October 1, 2015, the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), in substantially the same form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”), in substantially the same form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of the material terms of each are set forth on pages 148-157 of the Information Statement under the section entitled “Description of Capital Stock” and are incorporated herein by reference. The descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws contained therein and herein are qualified in their entirety by reference to the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, on October 1, 2015, the Certificate of Designation (the “Certificate of Designation”) relating to a series of authorized but unissued preferred stock designated Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”) became effective. As described on page 150 of the Information Statement under the section entitled “Description of Capital Stock—Preferred Stock—Junior Participating Preferred Stock” of the Information Statement,” which description is incorporated herein by reference, shares of the Company’s Class A common stock are accompanied by a right (the “Rights”) to purchase, on the terms and subject to the conditions set forth in the Stockholder Rights Agreement, from the Company one one-thousandth of a share of the Preferred Shares. The material terms of the Stockholder Rights Agreement are set forth on pages 151-153 of the Information Statement under the section entitled “Description of Capital Stock—Anti-Takeover Effects of Our Amended and Restated Certificate of Incorporation, Our Amended and Restated Bylaws, Our Stockholder Rights Agreement and Certain Provisions of Delaware Law,” and is incorporated herein by reference. The descriptions of the Certificate of Designation and the Stockholder Rights Agreement contained therein and herein are qualified in their entirety by reference to the full text of the Certificate of Designation and the Stockholder Rights Agreement, which are filed herewith as Exhibit 3.1.1 and Exhibit 10.9, respectively, and incorporated herein by reference.

Item 8.01	Other Events

On October 1, 2015, PJT Partners issued a press release announcing the consummation of the Spin-Off. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Separation and Distribution Agreement by and among The Blackstone Group L.P., Blackstone Holdings I L.P., New Advisory GP L.L.C., PJT Partners Inc. and PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of PJT Partners Inc.

Exhibit 3.1.1	Certificate of Designation of Series A Junior Participating Preferred Stock of PJT Partners Inc.

Exhibit 3.2	Amended and Restated By-Laws of PJT Partners Inc.

Exhibit 10.1	Employee Matters Agreement by and among The Blackstone Group L.P., Blackstone Holdings I L.P., New Advisory GP L.L.C., PJT Partners Inc., PJT Partners Holdings LP, PJT Capital LP, and PJT Management, LLC, dated as of October 1, 2015.

Exhibit 10.2	Tax Matters Agreement by and among The Blackstone Group L.P., Blackstone Holdings I/II GP Inc., PJT Partners Inc., PJT Partners Holdings LP, StoneCo IV Corporation, PJT Capital LP, PJT Management, LLC and the seller parties defined therein, dated as of October 1, 2015.

Exhibit 10.3	Transition Services Agreement between Blackstone Holdings I L.P. and PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 10.4	Credit Agreement dated as of October 1, 2015, between PJT Partners Holdings LP, as borrower and First Republic Bank.

Exhibit 10.5	Second Amended and Restated Limited Partnership Agreement of PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 10.6	Exchange Agreement by and among PJT Partners Inc., PJT Partners Holdings LP and the holders of partnership units from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.7	Tax Receivable Agreement by and among PJT Partners Inc., PJT Partners Holdings LP and each of the limited partners from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.8	Registration Rights Agreement by and among PJT Partners Inc. and the covered persons from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.9	Stockholder Rights Agreement between PJT Partners Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of October 1, 2015.

Exhibit 10.10	PJT Partners Inc. 2015 Omnibus Incentive Plan, dated as of October 1, 2015.

Exhibit 10.11	PJT Partners Inc. 2015 Bonus Deferral Plan, dated as of October 1, 2015.

Exhibit 10.12	Partner Agreement between PJT Partners Holdings LP and Paul J. Taubman, dated as of October 9, 2014 (incorporated herein by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form 10 (File No. 001-36869) filed with the Securities Exchange Commission on August 11, 2015).

Exhibit 99.1	Press release issued by PJT Partners Inc. on October 1, 2015.

Safe Harbor Statement

Certain material presented herein contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, benefits resulting from its separation from Blackstone, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in such forward-looking statements. You should not put undue reliance on any forward-looking statements contained herein. The Company does not have any intention or obligation to update forward-looking statements.

The risk factors discussed in “Risk Factors” in the Information Statement, as well as the Company’s other filings with the Securities and Exchange Commission, could cause the Company’s results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that the Company is unable to predict at this time or that it currently does not expect to have a material adverse effect on its business. Any such risks could cause the Company’s results to differ materially from those expressed in forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2015

PJT Partners Inc.

By:	/s/ Salvatore Rappa
Name:	Salvatore Rappa
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Separation and Distribution Agreement by and among The Blackstone Group L.P., Blackstone Holdings I L.P., New Advisory GP L.L.C., PJT Partners Inc. and PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of PJT Partners Inc.

Exhibit 3.1.1	Certificate of Designation of Series A Junior Participating Preferred Stock of PJT Partners Inc.

Exhibit 3.2	Amended and Restated By-Laws of PJT Partners Inc.

Exhibit 10.1	Employee Matters Agreement by and among The Blackstone Group L.P., Blackstone Holdings I L.P., New Advisory GP L.L.C., PJT Partners Inc., PJT Partners Holdings LP, PJT Capital LP, and PJT Management, LLC, dated as of October 1, 2015.

Exhibit 10.2	Tax Matters Agreement by and among The Blackstone Group L.P., Blackstone Holdings I/II GP Inc., PJT Partners Inc., PJT Partners Holdings LP, StoneCo IV Corporation, PJT Capital LP, PJT Management, LLC and the seller parties defined therein, dated as of October 1, 2015.

Exhibit 10.3	Transition Services Agreement between Blackstone Holdings I L.P. and PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 10.4	Credit Agreement dated as of October 1, 2015, between PJT Partners Holdings LP, as borrower and First Republic Bank.

Exhibit 10.5	Second Amended and Restated Limited Partnership Agreement of PJT Partners Holdings LP, dated as of October 1, 2015.

Exhibit 10.6	Exchange Agreement by and among PJT Partners Inc., PJT Partners Holdings LP and the holders of partnership units from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.7	Tax Receivable Agreement by and among PJT Partners Inc., PJT Partners Holdings LP and each of the limited partners from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.8	Registration Rights Agreement by and among PJT Partners Inc. and the covered persons from time to time party thereto, dated as of October 1, 2015.

Exhibit 10.9	Stockholder Rights Agreement between PJT Partners Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of October 1, 2015.

Exhibit 10.10	PJT Partners Inc. 2015 Omnibus Incentive Plan, dated as of October 1, 2015.

Exhibit 10.11	PJT Partners Inc. 2015 Bonus Deferral Plan, dated as of October 1, 2015.

Exhibit 10.12	Partner Agreement between PJT Partners Holdings LP and Paul J. Taubman, dated as of October 9, 2014 (incorporated herein by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form 10 (File No. 001-36869) filed with the Securities Exchange Commission on August 11, 2015).

Exhibit 99.1	Press release issued by PJT Partners Inc. on October 1, 2015.